Exhibit 99.2
FirstMerit Corporation
Common Stock
No Par Value
DISTRIBUTION AGENCY AGREEMENT
March 3, 2010
RBC Capital Markets Corporation
Three World Financial Center
200 Vesey Street, 9th Floor
New York, NY 10281-8098
Dear Sirs:
     1. Introductory. FirstMerit Corporation, an Ohio corporation (the “Company”), agrees with RBC Capital Markets Corporation (the “Manager”) to issue and sell from time to time through the Manager, as sales agent and/or principal, shares of its common stock, no par value (the “Common Stock”), on the terms set forth herein.
     The Company is concurrently entering into a separate distribution agency agreement (the “Alternative Agreement”), dated of even date herewith, with Credit Suisse Securities (USA) LLC (the “Alternative Agent”), to issue and sell from time to time through the Alternative Agent, as sales agent and/or principal, shares of Common Stock on the terms set forth in the Alternative Agreement. This Agreement and the Alternative Agreement are collectively referred to herein as the “Distribution Agreements.” The aggregate gross sales price of shares of Common Stock (the “Shares”) to be issued and sold pursuant to the Distribution Agreements shall not exceed $150,000,000 (the “Maximum Amount”).
     The Company previously entered into a distribution agency agreement, dated as of May 6, 2009 (the “May 2009 Distribution Agreement” and the equity shelf program to which the May 2009 Distribution Agreement relates, the “May 2009 Program”), with Credit Suisse Securities (USA) LLC, pursuant to which the Company agreed to issue and sell from time to time through Credit Suisse Securities (USA) LLC, as sales agent and/or principal, a number of shares of Common Stock having a gross sales price of up to $100,000,000. The shares of Common Stock sold pursuant to the May 2009 Program were issued pursuant to a prospectus supplement, dated May 6, 2009, to the accompanying prospectus, dated February 6, 2009, which form a part of the Registration Statement on Form S-3 filed with the Commission (as defined herein) on February 6, 2009. No additional sales of shares of Common Stock are contemplated to be made under the May 2009 Program.
     The Company acknowledges and agrees that the execution of the Distribution Agreements shall not affect the Company’s continuing obligations under the May 2009 Distribution Agreement, including, without limitation, the indemnification obligations contained therein.

     The Manager agrees that whenever the Company determines to sell the Shares through the Manager, acting as sales agent, the Company will send to the Manager a notice (a “Transaction Notice”) setting forth the terms of such proposed transaction and which will be subject to acceptance by the Manager in accordance with Section 3 hereof. The Company agrees that whenever it determines to sell the Shares directly to the Manager, as principal, it will enter into a separate agreement (a “Terms Agreement”) in form and substance satisfactory to the Manager relating to such sale in accordance with Section 3 of this Agreement.
     The Company agrees that it shall issue and sell from time to time through Credit Suisse Securities (USA) LLC, as sales agent and/or principal, the first $100,000,000 of the Maximum Amount under the equity shelf program established by the Distribution Agreements.
     2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Manager, on and as of each Representation Date (as defined below), as follows:
     (a) Filing and Effectiveness of Registration Statement; Certain Defined Terms. The Company has filed with the Commission a registration statement on Form S-3ASR (No. 333-157163), including a related prospectus or prospectuses, covering the registration of the Shares under the Act, which has become effective. “Registration Statement” at any particular time means such registration statement in the form then filed with the Commission, including any amendment thereto, any document incorporated by reference therein and all 430B Information and all 430C Information with respect to such registration statement, that in any case has not been superseded or modified. “Registration Statement” without reference to a time means the Registration Statement as of the Effective Time. For purposes of this definition, 430B Information shall be considered to be included in the Registration Statement as of the time specified in Rule 430B.
     For purposes of this Agreement:
     “430B Information” means information included in a prospectus then deemed to be a part of the Registration Statement pursuant to Rule 430B(e) or retroactively deemed to be a part of the Registration Statement pursuant to Rule 430B(f).
     “430C Information” means information included in a prospectus then deemed to be a part of the Registration Statement pursuant to Rule 430C.
     “Act” means the Securities Act of 1933, as amended.
     “Applicable Time” means, the time of each sale of any Shares pursuant to this Agreement (including pursuant to any applicable Transaction Notice or Terms Agreement).
     “Base Prospectus,” as used herein, means the base prospectus filed as part of each Registration Statement, together with any amendments or supplements thereto as of the date of this Agreement.

     “Bring-Down Date” means (i) each time that the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus shall be amended or supplemented (including by the filing of any document incorporated by reference therein, but excluding a prospectus supplement filed pursuant to Section 4(o)), (ii) each time that there is a Principal Settlement Date (as defined below) pursuant to a Terms Agreement or (iii) each other Settlement Date (as defined below) or other time that the Manager shall reasonably request.
     “Commission” means the Securities and Exchange Commission.
     “Effective Time” of the Registration Statement relating to the Shares means the time of the first contract of sale for the Shares.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     “General Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being so specified in Schedule A to this Agreement.
     “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Shares, in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).
     “Limited Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Issuer Free Writing Prospectus.
     “Prospectus” means the Prospectus Supplement together with the Base Prospectus attached to or used with the Prospectus Supplement.
     “Prospectus Supplement” means the most recent prospectus supplement, relating to the Shares, to be filed by the Company with the Commission pursuant to Rule 424(b) under the Act within the time period prescribed therein, in the form furnished by the Company to the Manager in connection with the offering of the Shares.
     “Representation Date” means (i) the date of this Agreement, (ii) each Time of Acceptance (as defined below), (iii) each Applicable Time and (iv) each Bring-Down Date.
     “Rules and Regulations” means the rules and regulations of the Commission.
     “Securities Laws” means, collectively, the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the Act, the Exchange Act, the Rules and Regulations, the auditing principles, rules, standards and practices applicable to auditors of “issuers” (as defined in Sarbanes-Oxley) promulgated or approved by the Public Company Accounting Oversight Board and the rules of the NASDAQ Stock Market (“NASDAQ Rules”).
     “Statutory Prospectus” with reference to any particular time means the prospectus relating to the Shares that is included in the Registration Statement immediately prior to that time, including all 430B Information and all 430C Information with respect to the

Registration Statement. For purposes of the foregoing definition, 430B Information shall be considered to be included in the Statutory Prospectus only as of the actual time that a form of prospectus (including a prospectus supplement) is filed with the Commission pursuant to Rule 424(b) and not retroactively.
     Unless otherwise specified, a reference to a “rule” is to the indicated rule under the Act.
     (b) Compliance with Securities Act Requirements. (i) (A) At the time the Registration Statement initially became effective and (B) on each Representation Date, the Registration Statement conformed and will conform in all material respects to the requirements of the Act and the Rules and Regulations and did not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) (A) on its date, (B) at the time of filing the Prospectus pursuant to Rule 424(b) and (C) at each Applicable Time and (D) on each Settlement Date, the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The preceding sentence does not apply to statements in or omissions from any such document based upon written information furnished to the Company by the Manager specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 6(b) hereof. The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statement therein not misleading.
     (c) Automatic Shelf Registration Statement. (i) Well-Known Seasoned Issuer Status. (A) At the time of initial filing of the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Shares in reliance on the exemption of Rule 163, the Company was a “well known seasoned issuer” as defined in Rule 405, including not having been an “ineligible issuer” as defined in Rule 405.
     (ii) Effectiveness of Automatic Shelf Registration Statement. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405, that initially became effective within three years of the date hereof.
     (iii) Eligibility to Use Automatic Shelf Registration Form. The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) objecting to use of the automatic shelf registration statement form. If at any time the Company receives from the Commission a notice pursuant to Rule 401(g)(2)

or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will promptly notify the Manager. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the registration statement that was the subject of the Rule 401(g)(2) notice or for which the Company has otherwise become ineligible. References herein to the Registration Statement shall include such new registration statement or post-effective amendment, as the case may be.
     (iv) Filing Fees. The Company has paid or shall pay the required Commission filing fees relating to the Shares within the time required by Rule 456(b)(1) without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r).
     (d) Ineligible Issuer Status. (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Shares and (ii) at the date of hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, including (x) the Company or any other subsidiary in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 and (y) the Company in the preceding three years not having been the subject of a bankruptcy petition or insolvency or similar proceeding, not having had a registration statement be the subject of a proceeding under Section 8 of the Act and not being the subject of a proceeding under Section 8A of the Act in connection with the offering of the Shares, all as described in Rule 405.
     (e) General Disclosure Package. As of each Applicable Time, neither (i) the General Use Issuer Free Writing Prospectus(es) issued at or prior to each Applicable Time, the Prospectus and the other information, if any, stated in Schedule A to this Agreement to be included in the General Disclosure Package, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, will include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Statutory Prospectus or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by the Manager specifically for use therein, it being understood and agreed that the only such information furnished by the Manager consists of the information described as such in Section 6(b) hereof.
     (f) Issuer Free Writing Prospectuses. Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Manager as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such

Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or as a result of which such Issuer Free Writing Prospectus, if republished immediately following such event or development, would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (i) the Company has promptly notified or will promptly notify the Manager and (ii) the Company has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.
     (g) Good Standing of the Company. The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Ohio, with corporate power and authority to own its properties and conduct its business as described in the General Disclosure Package and the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not be reasonably expected to result in a Material Adverse Effect (as defined below).
     (h) Subsidiaries. Each subsidiary of the Company has been duly incorporated and is existing and in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the General Disclosure Package and the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not be reasonably expected to result in a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.
     (i) Authorization and Description of Shares. The Shares and all other outstanding             shares of capital stock of the Company have been duly authorized by the Company; the authorized equity capitalization of the Company is as set forth in the General Disclosure Package and the Prospectus; all outstanding shares of capital stock of the Company are, and, when the Shares have been delivered and paid for in accordance with the Distribution Agreements on each respective Settlement Date, such Shares will have been, validly issued, fully paid and nonassessable; will conform to the information in the General Disclosure Package and the Prospectus and to the description of the Common Stock contained in the Prospectus; the shareholders of the Company have no preemptive rights with respect to the Shares; and none of the outstanding shares of capital stock of the Company has been issued in violation of any preemptive or similar rights of any security holder.
     (j) No Finder’s Fee. Except as disclosed in the General Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or the Manager for a brokerage commission, finder’s fee or other like payment in connection with the offerings and sales contemplated by the Distribution Agreements.
     (k) Registration Rights. Except as disclosed in the General Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act (collectively, “registration rights”), and any person to whom the Company has granted registration rights has agreed not to exercise such rights within any of the lock-up periods described in Section 4(m).
     (l) Approval of Listing. The Shares have been approved for listing on the NASDAQ Global Select Market, subject to notice of issuance.
     (m) Absence of Further Requirements. No consent, approval, authorization, or order of, or filing or registration with, any person (including any governmental agency or body or any court) is required for the consummation of the transactions contemplated by the Distribution Agreements or any Terms Agreement in connection with the offering, issuance and sale of the Shares by the Company, except such as have been obtained, or made and such as may be required under state securities laws.
     (n) Title to Property. Except as disclosed in the General Disclosure Package and the Prospectus, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, charges, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and, except as disclosed in the General Disclosure Package and the Prospectus, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no terms or provisions that would materially interfere with the use made or to be made thereof by them.
     (o) Absence of Defaults and Conflicts Resulting from Transaction. The execution, delivery and performance of the Distribution Agreements, and the issuance and sale of the Shares pursuant to any Terms Agreement or any Transaction Notice, will not result in a breach or violation of any of the terms and provisions of, or constitute a default or a Debt Repayment Triggering Event (as defined below) under, or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, the charter or by-laws of the Company or any of its subsidiaries, any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their properties, or any material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties of the Company or any of its subsidiaries is subject; a “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture, or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.
     (p) Absence of Existing Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or in default (or with the giving of notice or lapse of time would be in default) under any existing obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the properties of any of them is subject, except such defaults that would not, individually or in the aggregate, result in a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole (“Material Adverse Effect”).
     (q) Authorization of Agreement. This Agreement has been, and any Terms Agreement will have been at the time of execution and delivery thereof, duly authorized, executed and delivered by the Company.
     (r) Possession of Licenses and Permits. The Company and its subsidiaries possess, and are in compliance with the terms of, all adequate certificates, authorizations, franchises, licenses and permits (“Licenses”) necessary or material to the conduct of the business now conducted or proposed in the General Disclosure Package and the Prospectus to be conducted by them and have not received any notice of proceedings relating to the revocation or modification of any Licenses that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.
     (s) Absence of Labor Dispute. No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent that could have a Material Adverse Effect.
     (t) Possession of Intellectual Property. The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, “intellectual property rights”) necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.
     (u) Environmental Laws. Except as disclosed in the General Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “environmental laws”), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.
     (v) ERISA Compliance. Neither the Company nor any of its subsidiaries has any liability for any prohibited transaction or accumulated funding deficiency (within the meaning of Section 412 of the Internal Revenue Code) or any complete or partial withdrawal liability (within the meaning of Sections 4203 and 4205 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), respectively), with respect to any pension, profit sharing or other plan which is subject to ERISA, to which the Company or any of its subsidiaries makes or ever has made a contribution and in which any employee of the Company or any subsidiary is or has ever been a participant. With respect to such plans, the Company and each of its subsidiaries is in compliance in all material respects with all applicable provisions of ERISA.
     (w) Company Website. All information on (or hyperlinked from) the Company’s website at www.firstmerit.com either (i) qualifies for the exemption for regularly released factual business information or forward-looking information in Rule 168 of the Act or (ii) qualifies for the safe-harbor related to historical information in Rule 433(e)(2) under the Act.
     (x) SEC Comments. The Company has not received any written comments from the Commission staff in connection with the Company’s reports under the Exchange Act that remain unresolved.
     (y) Accurate Disclosure. The statements in the General Disclosure Package and the Prospectus under the captions “U.S. Federal Tax Consequences to Non-U.S. Holders,” “Description of Common Stock” and “Plan of Distribution” and in the Company’s Annual Report on Form 10-K incorporated by reference into the General Disclosure Package and the Prospectus under the caption “Business—Regulation and Supervision”, insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings and present the information required to be shown.
     (z) Absence of Manipulation. The Company has not taken, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.
     (aa) Actively-Traded Security. The Common Stock is an “actively-traded security” exempted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection 101(c)(1) of such rule.

     (bb) No Other Agreements. Other than any Terms Agreement, any Transaction Notice or the Alternative Agreement, the Company has not entered into any other sales agency or distribution agreements or similar arrangements with any agent or other representative in respect of the Shares and the equity shelf program established by the Distribution Agreements, the terms of which that have not been properly and duly waived.
     (cc) Statistical and Market-Related Data. Any third-party statistical and market-related data included or incorporated by reference in a Registration Statement, a Statutory Prospectus or the General Disclosure Package are based on or derived from sources that the Company believes to be reliable and accurate.
     (dd) Internal Controls and Compliance with the Sarbanes-Oxley Act. Except as set forth in the General Disclosure Package and the Prospectus, the Company, its subsidiaries and the Company’s Board of Directors (the “Board”) are in compliance with Sarbanes-Oxley and all applicable Rules and Regulations. The Company maintains a system of internal controls, including, but not limited to, disclosure controls and procedures, internal controls over accounting matters and financial reporting, an internal audit function and legal and regulatory compliance controls (collectively, “Internal Controls”) that comply with the Securities Laws and are sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. General Accepted Accounting Principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Internal Controls are overseen by the Audit Committee (the “Audit Committee”) of the Board in accordance with the Rules and Regulations. The Company has not publicly disclosed or reported to the Audit Committee or the Board, and within the next 90 days the Company does not reasonably expect to publicly disclose or report to the Audit Committee or the Board, a significant deficiency, material weakness, change in Internal Controls or fraud involving management or other employees who have a significant role in Internal Controls (each, an “Internal Control Event”), any violation of, or failure to comply with, the Securities Laws, or any matter which, if determined adversely, would have a Material Adverse Effect.
     (ee) Absence of Accounting Issues. A member of the Audit Committee has confirmed to the Chief Executive Officer, Chief Financial Officer or General Counsel that, except as set forth in the General Disclosure Package and the Prospectus, the Audit Committee is not reviewing or investigating, and neither the Company’s independent auditors nor its internal auditors have recommended that the Audit Committee review or investigate, (i) adding to, deleting, changing the application of, or changing the Company’s disclosure with respect to, any of the Company’s material accounting policies; (ii) any matter which could result in a restatement of the Company’s financial statements for any annual or interim period during the current or prior three fiscal years; or (iii) any Internal Control Event.

     (ff) Litigation. Except as disclosed in the General Disclosure Package and the Prospectus, there are no pending actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under the Distribution Agreements, or which are otherwise material in the context of the sale of the Shares; and no such actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) are, to the Company’s knowledge, threatened or contemplated.
     (gg) Financial Statements. The financial statements included in the Registration Statement and the General Disclosure Package present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis.
     (hh) No Material Adverse Change in Business. Except as disclosed in the General Disclosure Package and the Prospectus, since the end of the period covered by the latest audited financial statements included in the General Disclosure Package and the Prospectus (i) there has been no change, nor any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries, taken as a whole that is material and adverse, (ii) except as disclosed in or contemplated by the General Disclosure Package and the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock and (iii) except as disclosed in or contemplated by the General Disclosure Package and the Prospectus, there has been no material adverse change in the capital stock, short-term indebtedness, long-term indebtedness, net current assets or net assets of the Company and its subsidiaries
     (ii) Investment Company Act. The Company is not and, after giving effect to the offerings and sales contemplated by the Distribution Agreements and the application of the proceeds thereof as described in the General Disclosure Package and the Prospectus, will not be an “investment company” as defined in the Investment Company Act of 1940 (the “Investment Company Act”).
     (jj) Ratings. No “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company’s retaining any rating assigned to the Company or any securities of the Company or (ii) has indicated to the Company that it is considering any of the actions described in Section 5(c)(ii) hereof.
     (kk) Compliance with Certain Laws. Each of the Company, its subsidiaries, its affiliates and any of their respective officers, directors, supervisors, managers, agents, or employees, represents that it has not violated, its participation in the offerings and sales contemplated by the Distribution Agreements will not violate, and it has instituted and maintains policies and procedures designed to ensure continued compliance with each of the following laws: (a) anti-bribery laws, including but not limited to, any applicable law, rule, or regulation of any locality, including but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977 or any other law, rule or regulation of similar purpose and scope, (b) anti-money laundering laws, including but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 U.S. Code section 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any Executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder or (c) laws and regulations imposing U.S. economic sanctions measures, including, but not limited to, the International Emergency Economic Powers Act, the Trading with the Enemy Act, the United Nations Participation Act, and the Syria Accountability and Lebanese Sovereignty Act, all as amended, and any Executive Order, directive, or regulation pursuant to the authority of any of the foregoing, including the regulations of the United States Treasury Department set forth under 31 CFR, Subtitle B, Chapter V, as amended, or any orders or licenses issued thereunder.
     (ll) Tax Returns. The Company and its subsidiaries have filed all federal, state, local and non-U.S. tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect). Except as set forth in the General Disclosure Package and the Prospectus, the Company and its subsidiaries have paid all taxes (including any assessments, fines or penalties) shown as due thereon, except for any such taxes, assessments, fines or penalties that are not currently due and payable or that are being contested in good faith and for which adequate reserves for the payment of such taxes have been maintained by the Company.
     (mm) Use of Proceeds. Except as disclosed in the General Disclosure Package and the Prospectus, the Company does not intend to use any of the proceeds from sale of the Shares to repay any outstanding debt owed to any affiliate of the Manager.
     In addition, any certificate signed by any authorized officer of the Company, as listed in Schedule C, or any of the Subsidiaries, and delivered to the Manager or counsel for the Manager in connection with the sale of the Shares, shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to the Manager.
     3. Sale and Delivery of the Shares. On the basis of the representations, warranties and agreements and subject to the terms and conditions set forth herein, the Company and the Manager agree that the Company may from time to time seek to sell Shares through the Manager, acting as sales agent, or directly to the Manager acting as principal, as follows:

     (a) The Company may submit to the Manager its orders (including any price, time or size limits or other customary parameters and conditions) to sell Shares on any Trading Day (as defined below). If the Manager agrees to the terms of such proposed transaction or if the Company and the Manager mutually agree to modified terms for such proposed transaction, then the Company shall promptly send to the Manager by the means set forth under Section 10 a Transaction Notice substantially in the form of Schedule D hereto, confirming the agreed terms of such proposed transaction. If the Manager wishes such proposed transaction to become a binding agreement between it and the Company, the Manager shall promptly indicate its acceptance thereof by countersigning and returning such Transaction Notice to the Company by the means set forth under Section 10 hereof or by sending an email confirming acceptance of such Transaction Notice (each, a “Time of Acceptance”). The terms reflected in a Transaction Notice shall become binding on the Manager and the Company only if accepted by the Manager. Each Transaction Notice shall specify, among other things, the following:
     (i) the NASDAQ (as defined below) Trading Day(s) on which the Shares subject to such transaction are intended to be sold (each, a “Purchase Date”);
     (ii) the maximum number of Shares that the Company intends to sell on, or over the course of, such Purchase Date(s); provided that the number of Shares sold on each such Purchase Date shall be no more than 25% of the average daily trading volume in the Common Stock for the 30 Trading Days preceding the date of delivery of the Transaction Notice or as otherwise agreed between the Company and the Manager; and
     (iii) the lowest price, if any, at which the Company is willing to sell Shares on each such Purchase Date or a formula pursuant to which such lowest price shall be determined (each, a “Floor Price”).
     As used herein, “Trading Day” shall mean any trading day on the NASDAQ stock market (“NASDAQ”).
     (b) Subject to the terms and conditions hereof, the Manager shall use its reasonable efforts to sell Shares with respect to which the Manager has agreed to act as sales agent under the applicable Transaction Notice. The Company acknowledges and agrees that (A) there can be no assurance that the Manager will be successful in selling the Shares, (B) the Manager will incur no liability or obligation to the Company or any other person or entity if it does not sell Shares for any reason other than a failure by the Manager to use its reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell such Shares and (C) the Manager shall be under no obligation to purchase Shares on a principal basis pursuant to this Agreement, except as otherwise specifically agreed by the Manager and the Company under a Terms Agreement substantially in the form of Schedule E hereto.
     (c) The Company shall not authorize the issuance and sale of, and the Manager shall not sell as sales agent, any Share at a price lower than the Floor Price therefor designated from time to time by the Company pursuant to the applicable Transaction

Notice. In addition, the Company or the Manager may, upon notice to the other party hereto by telephone (confirmed promptly by email or facsimile), suspend an offering of the Shares with respect to which the Manager is acting as sales agent; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder prior to the giving of such notice.
     (d) If either party has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act are not satisfied with respect to the Company or the Shares, it shall promptly notify the other party and sales of Shares under this Agreement, any Transaction Notice and any Terms Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of each party.
     (e) The compensation to the Manager for sales of the Shares with respect to which the Manager acts as sales agent hereunder shall be equal to 1.6% of the gross offering proceeds of the Shares sold pursuant to this Agreement. The Company may sell Shares to the Manager as principal at a price agreed upon at the relevant Applicable Time. Any compensation or commission due and payable to the Manager as principal will be at a price agreed upon at the relevant Applicable Time. Any compensation or commission due and payable to the Manager hereunder with respect to any sale of Shares during a calendar month shall be paid by the Company to the Manager in arrears on the first Trading Day of the following calendar month, by wire or internal bank transfer of same day funds to an account designated by the Manager.
     (f) Settlement for sales of the Shares pursuant to this Agreement will occur on the third Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each such day, a “Settlement Date”). On each Settlement Date, the Shares sold through or to the Manager for settlement on such date shall be issued and delivered by the Company to the Manager against payment of the gross proceeds from the sale of such Shares. Settlement for all such Shares shall be effected by free delivery of the Shares by the Company or its transfer agent to the Manager’s or its designee’s account (provided that the Manager shall have given the Company notice of such designee prior to the Settlement Date) at The Depository Trust Company through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto which in all cases shall be freely tradable, transferable, registered shares in good deliverable form, in return for payments in same day funds delivered to the account designated by the Company. If the Company, or its transfer agent (if applicable) shall default on its obligation to deliver the Shares on any Settlement Date, the Company shall (A) hold the Manager harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and (B) pay the Manager any commission, discount or other compensation to which it would otherwise be entitled absent such default.
     (g) If acting as sales agent hereunder, the Manager shall provide written confirmation (which may be by facsimile or email) to the Company following the close of trading on NASDAQ each day in which the Shares are sold under this Agreement and the applicable Transaction Notice, setting forth (A) the amount of Shares sold on such day and the gross offering proceeds received from such sale and (B) the commission payable by the Company to the Manager with respect to such sales.
     (h) The Manager hereby covenants and agrees not to make any sales of the Shares on behalf of the Company, pursuant to this Section 3(a), other than (A) by means of ordinary brokers’ transactions between members of NASDAQ that qualify for delivery of a Prospectus to NASDAQ in accordance with Rule 153 under the Act (such transactions are hereinafter referred to as “At the Market Offerings”) and (B) such other sales of the Shares on behalf of the Company in its capacity as agent of the Company as shall be agreed by the Company and the Manager under the applicable Transaction Notice. The Company acknowledges and agrees that in the event a sale of the Shares on behalf of the Company would constitute the sale of a “block” under Rule 10b-18(a)(5) under the Exchange Act or a “distribution” within the meaning of Rule 100 of Regulation M under the Exchange Act or the Manager reasonably believes it may be deemed an “underwriter” under the Act in a transaction that is not an At the Market Offering, the Company will provide to the Manager, at the Manager’s request and upon reasonable advance notice to the Company, on or prior to any Settlement Date, the opinions of counsel, accountants’ letters and officers’ certificates pursuant to Section 5 hereof that the Company would be required to provide to the Manager in connection with a sale of Shares pursuant to a Terms Agreement, each dated such Settlement Date, and such other documents and information as the Manager shall reasonably request.
     (i) At each Representation Date, the Company shall be deemed to have affirmed each representation, warranty, covenant and other agreement contained in this Agreement. Any obligation of the Manager to use its reasonable efforts to sell the Shares on behalf of the Company as sales agent under any Transaction Notice shall be subject to the continuing accuracy of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the continuing satisfaction of the additional conditions specified in Section 5 of this Agreement.
     (j) If the Company wishes to issue and sell the Shares other than as set forth in Section 3 of this Agreement (each, a “Placement”), it will notify the Manager of the proposed terms of such Placement. If the Manager, acting as principal, wishes to accept such proposed terms (which it may decline to do for any reason in its sole discretion) or, following discussions with the Company, wishes to accept amended terms, the Manager and the Company will enter into a Terms Agreement setting forth the terms of such Placement.
     (k) The terms set forth in a Terms Agreement will not be binding on the Company or the Manager unless and until the Company and the Manager have each executed such Terms Agreement, accepting all of the terms of such Terms Agreement. In the event of a conflict between the terms of this Agreement and the terms of a Terms Agreement, the terms of such Terms Agreement will control.
     (l) Under no circumstances shall the aggregate gross sales proceeds of the Shares sold pursuant to the Distribution Agreements and any Terms Agreement exceed the Maximum Amount.

     (m) Each sale of the Shares to the Manager shall be made in accordance with the terms of this Agreement and, if applicable, a Terms Agreement, which will provide for the sale of such Shares to, and the purchase thereof by, the Manager. A Terms Agreement may also specify certain provisions relating to the reoffering of such Shares by the Manager. The commitment of the Manager to purchase the Shares pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the number of the Shares to be purchased by the Manager pursuant thereto, the price to be paid to the Company for such Shares, any provisions relating to rights of, and default by, underwriters acting together with the Manager in the reoffering of the Shares, and the time and date (each such time and date being referred to herein as a “Principal Settlement Date”) and place of delivery of and payment for such Shares. Such Terms Agreement shall also specify any requirements for opinions of counsel, accountants’ letters and officers’ certificates pursuant to Section 5 of this Agreement and any other information or documents required by the Manager.
     (n) Subject to the limitations set forth herein and as may be mutually agreed upon by the Company and the Manager, sales pursuant to the Distribution Agreements, any Transaction Notice and any Terms Agreement may not be requested by the Company and need not be made by the Manager except during the period that begins after the filing of a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K as of and within the period required by the Exchange Act (each such date, a “Filing Date”) and ends, for all periods, two weeks before the filing of the immediately succeeding Quarterly Report on Form 10-Q or an Annual Report on Form 10-K, as the case may be. Notwithstanding the foregoing, without the prior written consent of each of the Company and the Manager, no sales of Shares shall take place, and the Company shall not request the sale of any Shares that would be sold, and the Manager shall not be obligated to sell, during any period in which the Company is or could be deemed to be, in possession of material non-public information.
     4. Certain Agreements of the Company. The Company agrees with the Manager that:
     (a) Filing of Amendments; Response to Commission Requests. The Company will promptly advise the Manager of any proposal to amend or supplement (including by means of documents incorporated by reference) the Registration Statement or any Prospectus at any time and will offer the Manager and its counsel a reasonable opportunity to comment on any such proposed amendment or supplement, and will file no such amendment or supplement to which the Manager shall have reasonably objected in writing. The Company will also advise the Manager promptly of (i) the filing of any such amendment or supplement, (ii) any request by the Commission or its staff for any amendments or supplements to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus (as defined below) or for additional information with respect thereto, (iii) the institution by the Commission of any stop order proceedings in respect of the Registration Statement or the notice or threatening of any proceeding for that purpose, and (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares in any jurisdiction or the institution or threatening of any proceedings for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.
     (b) Continued Compliance with Securities Laws. If, at any time when a Prospectus relating to the Shares is required to be delivered under the Act (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Act or any similar rule), any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Registration Statement or supplement the Prospectus to comply with the Act, the Company will promptly notify the Manager of such event and promptly notify the Manager to suspend solicitation of purchases of the Shares and forthwith upon receipt of such notice, the Manager will suspend its solicitation of purchases of the Shares and will cease using the Prospectus; and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus, it will promptly advise the Manager by telephone (with confirmation in writing), will promptly prepare and file with the Commission an amendment or supplement to the Registration Statement or the Prospectus which will correct such statement or omission or effect such compliance and will advise the Manager when the Manager is free to resume such solicitation. Neither the Manager’s consent to, nor the Manager’s delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 5 hereof.
     (c) Exchange Act Reports. The Company will file promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as a Prospectus is required to be delivered under the Act (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Act or any similar rule). The Company will promptly advise the Manager if the Company failed to file any report, document or statement within the time period prescribed in the Exchange Act. The Company will provide the Manager, for its review and comment, with a copy of such reports, documents and statements to be filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing, and will not file such report, statement or document to which the Manager shall have reasonably objected in writing.
     (d) Registration Statement. If at any time when Shares remain unsold by the Manager the Company receives from the Commission a notice pursuant to Rule 401(g)(2) under the Act or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (i) promptly notify the Manager, (ii) promptly file a new registration statement or post-effective amendment on the proper form relating to the Shares, in a form reasonably satisfactory to the Manager, (iii) use its best efforts to cause such registration statement or post-effective amendment to be declared effective as soon as practicable (if such filing is not otherwise effective immediately pursuant to Rule 462 under the Act), and (iv) promptly notify the Manager of such effectiveness. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the Registration Statement that was the subject of the notice under Rule 401(g)(2) under the Act or for which the Company has otherwise become ineligible. References herein to the “Registration Statement” will include such new registration statement or post-effective amendment, as the case may be.
     (e) New Shelf. If immediately prior to the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Shares remain unsold by the Manager, the Company will, prior to the Renewal Deadline file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Shares, in a form reasonably satisfactory to the Manager. If the Company is not eligible to file an automatic shelf registration statement, the Company will, prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Shares, in a form reasonably satisfactory to the Manager, and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the expired registration statement. References herein to the “Registration Statement” will include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.
     (f) Rule 158. The Company will make generally available to its security holders as soon as practicable, but in any event no later than 16 months after the date of this Agreement, an earnings statement of the Company (in a form that satisfies the provisions of Section 11(a) of the Act and Rule 158 under the Act) covering a period of at least twelve months beginning not later than the first day of the Company’s fiscal quarter next following the “effective date” (as defined in Rule 158) of the Registration Statement.
     (g) Furnishing of Prospectuses. The Company will furnish to the Manager, without charge, as soon as practicable after the Registration Statement becomes effective and thereafter upon request, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company will have made any amendments or supplements thereto after the effective date of the Registration Statement) and each Permitted Free Writing Prospectus as the Manager may request; in case the Manager is required to deliver (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Act or any similar rule), in connection with the sale of the Shares, a Prospectus after the nine-month period referred to in Section 10(a)(3) of the Act, or after the time a post-effective amendment to the Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Act, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act or Item 512(a) of Regulation S-K under the Act, as the case may be.
     (h) Blue Sky Qualifications. The Company will arrange for the qualification of the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as the Manager designates and will maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company will not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares). The Company will promptly advise the Manager of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any such jurisdiction or the initiation or threatening of any proceeding for such purpose.
     (i) Payment of Expenses. The Company will pay all costs, expenses, fees and taxes in connection with (1) the preparation and filing of the Registration Statement (including fees applicable to the Registration Statement in connection with the offering of the Shares within the time required by Rule 456(b)(1)(i) under the Act—without reliance on the proviso to Rule 456(b)(1)(i) under the Act—and in compliance with Rule 456(b) and Rule 457(r) under the Act), any preliminary prospectus, the Prospectus, any Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Manager and, as applicable, to dealers, investors and prospective investors (including costs of mailing and shipment), (2) the registration, issue and delivery of the Shares, (3) the qualification of the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as the Manager designates and the preparation, printing and furnishing to the Manager of memoranda relating thereto (including the fees and disbursements of counsel to the Manager in connection therewith), (4) the listing of the Shares on the NASDAQ Global Select Market and any other applicable national and foreign exchanges, (5) any registration of the Shares under the Exchange Act, (6) any filing for review of the public offering of the Shares by the Financial Industry Regulatory Authority, Inc., (7) the fees and disbursements of counsel to the Company and of the Company’s independent registered public accounting firm and (8) the performance of the Company’s other obligations hereunder.
     (j) Use of Proceeds. The Company will use the net proceeds from the sale of the Shares in the manner set forth under the caption “Use of Proceeds” in the General Disclosure Package and the Prospectus.
     (k) Absence of Manipulation. The Company will not take, and will cause its subsidiaries not to take, directly or indirectly, any action designed to cause or result in, that constitutes or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.
     (l) Listing and Reservation of Common Stock. The Company will use its best efforts to maintain the listing of the Shares for trading on the NASDAQ Global Select Market. The Company will reserve and keep available at all times, free of preemptive rights, the full number of Shares necessary to enable the Company to satisfy its obligations hereunder, including any obligation of the Company to issue and sell Shares hereunder.
     (m) Restriction on Sale of Securities. During each period commencing on the date of each Time of Acceptance and ending after the close of business on the Settlement

Date for the related transaction in which the Manager is acting as sales agent, without the prior written consent of the Manager, the Company will not, directly or indirectly, take any of the following actions with respect to any shares of Common Stock or any securities convertible into or exchangeable or exercisable for any Common Stock (“Lock-Up Securities”): (1) offer, sell, contract to sell, issue, hypothecate, pledge or otherwise dispose of, or purchase any option or contract to sell, Lock-Up Securities, (2) offer, sell, contract to sell or grant any option, right, warrant or contract to purchase Lock-Up Securities, (3) enter into any swap, hedge or any other agreement that transfers, in whole or in part, the economic consequences of ownership of Lock-Up Securities, (4) establish or increase a put equivalent position or liquidate or decrease a call equivalent position in Lock-Up Securities within the meaning of Section 16 of the Exchange Act or (5) file with the Commission a registration statement under the Act relating to Lock-Up Securities, or in each case publicly disclose the intention to take any such action. Notwithstanding the foregoing, the Company may (i) offer, sell, issue and register the Shares to be offered and sold through or to the Manager or Alternative Agent pursuant to the Distribution Agreements, any Transaction Notice or any Terms Agreement; (ii) file a registration statement on Form S-8 relating to Common Stock that may be issued pursuant to equity plans described in the Company’s reports filed with the Commission; and (iii) issue securities under the Company’s equity compensation plans described in the Company’s reports filed with the Commission under the Exchange Act and incorporated into the General Disclosure Package and the Prospectus. In the event that notice of a proposed sale is provided by the Company, the Manager may suspend activity under this program for such period of time as may be requested by the Company or as may be deemed appropriate by the Manager. Any lock-up provisions relating to a transaction in which the Manager acts as principal shall be set forth in the applicable Terms Agreement.
     (n) Permitted Free Writing Prospectus. The Company will not, at any time at or after the execution of this Agreement, offer or sell any Shares by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Prospectus or any Issuer Free Writing Prospectus consented to by the Manager (a “Permitted Free Writing Prospectus”).
     (o) Disclosure of Sales. The Company will disclose in its Quarterly Reports on Form 10-Q and in its Annual Reports on Form 10-K the number of Shares sold through or to the Manager pursuant to the Distribution Agreements (including any Transaction Notice or Terms Agreement), the Net Proceeds to the Company and the compensation paid by the Company with respect to sales of such Shares during the relevant quarter. The Company may also file, subject to the prior written consent of the Manager, a prospectus supplement to the Prospectus included as part of the Registration Statement with the Commission under the applicable paragraph of Rule 424(b) of the Securities Act, which prospectus supplement will set forth such information. The Company will deliver such number of copies of each such prospectus supplement to the NASDAQ as required by such exchange (which may be satisfied by filing with EDGAR if permitted by the rules of the NASDAQ). The Company will comply with the requirements of Rule 433 under the Act applicable to any “issuer free writing prospectus,” as defined in such rule, including timely filing with the Commission where required, legending and record keeping. The Company will provide copies of the such prospectus supplement and each Permitted Free Writing Prospectus (to the extent not previously delivered or filed on the Commission’s EDGAR system or any successor system thereto) to the Manager via e-mail in “pdf” format on such filing date to an e-mail account designated by the Manager.
     (p) Manager’s Own Account. The Company consents to the Manager trading in the Common Stock for the Manager’s own account and for the account of its clients at the same time as sales of Shares occur pursuant to the Distribution Agreements, including pursuant to a Terms Agreement.
     (q) Right to Refuse. If to the knowledge of the Company, any condition set forth in Section 5(b) or 5(j) of this Agreement shall not have been satisfied on the applicable Settlement Date, the Company will offer to any person who has agreed to purchase Shares from the Company as the result of an offer to purchase solicited by the Manager the right to refuse to purchase and pay for such Shares.
     (r) Due Diligence. In connection with the execution and delivery of this Agreement, upon commencement of the offering of the Shares under this Agreement, on each Bring-Down Date, within three business days after the Company’s annual or quarterly earnings release become available for a given year or quarter and at or before each Time of Acceptance, the Company will, on reasonable notice, conduct a due diligence session, in form and substance satisfactory to the Manager, which shall include representatives of the management and the independent accountants of the Company, and will make the books and records of the Company available to the Manager and its counsel for inspection and take such other actions as the Manager may reasonably request in order for the Manager to conduct its due diligence investigation.
     (s) Corporate Authority, The Company will ensure that prior to instructing the Manager to sell Shares the Company shall have obtained all necessary corporate authority for the offer and sale of such Shares.
     (t) Deemed Affirmation. Each delivery by the Company of a Transaction Notice and each execution and delivery by the Company of a Terms Agreement shall be deemed to be (1) an affirmation to the Manager that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the time of such acceptance or the date of such Terms Agreement as though made at and as of such time and (2) an undertaking that such representations and warranties will be true and correct as of the Applicable Time and Settlement Date or Principal Settlement Date, as the case may be, as though made at and as of such time (it being understood that such representations and warranties shall relate to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as amended and supplemented relating to such Shares).
     (u) Officers’ Certificate. On the date of this Agreement and each Bring-Down Date, the Company will furnish or cause to be furnished to the Manager forthwith a certificate dated and delivered as of date of this Agreement or the applicable Bring-Down Date, as the case may be, in form reasonably satisfactory to the Manager, to the effect that the statements contained in the certificate referred to in Section 5(g) of this

Agreement which were last furnished to the Manager are true and correct at the time of such amendment, supplement, filing, or delivery, as the case may be, as though made at and as of such time (except that such statements will be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 5(g), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.
     (v) Company Counsel Opinion. On the date of this Agreement and each Bring-Down Date, the Company will furnish or cause to be furnished forthwith to the Manager and to counsel to the Manager a written opinion of Vorys, Sater, Seymour and Pease LLP, counsel to the Company, or other counsel satisfactory to the Manager, dated and delivered as of date of this Agreement or the applicable Bring-Down Date, as the case may be, in form and substance satisfactory to the Manager, of the same tenor as the opinion referred to in Section 5(d) of this Agreement, but modified as necessary to relate to the Registration Statement, the General Disclosure Package (if the applicable Bring-Down Date relates to a sale of Shares under this Agreement) and the Prospectus as amended and supplemented to the time of delivery of such opinion.
     (w) In-House Counsel Opinion. On the date of this Agreement and each Bring-Down Date, the Company will furnish or cause to be furnished forthwith to the Manager and to counsel to the Manager a written opinion of Judith A. Steiner, Executive Vice President, General Counsel and Secretary of the Company, or other in-house counsel satisfactory to the Manager, dated and delivered as of date of this Agreement or the applicable Bring-Down Date, as the case may be, in form and substance satisfactory to the Manager, of the same tenor as the opinion referred to in Section 5(e) of this Agreement, but modified as necessary to relate to the Registration Statement, the General Disclosure Package (if the applicable Bring-Down Date relates to a sale of Shares under this Agreement) and the Prospectus as amended and supplemented to the time of delivery of such opinion.
     (x) Secretary’s Certificate. On the date of this Agreement and each Bring-Down Date, the Company will furnish or cause to be furnished to the Manager forthwith a certificate of the Secretary of the Company, dated and delivered as of date of this Agreement or the applicable Bring-Down Date, as the case may be, in form and substance satisfactory to the Manager.
     (y) Accountants’ Letters. On the date of this Agreement and each Bring-Down Date, the Company will cause Ernst & Young LLP, or other independent accountants satisfactory to the Manager, forthwith to furnish the Manager letters, dated the date of this Agreement or the applicable Bring-Down Date, as the case may be, in form and substance satisfactory to the Manager and substantially in the form of Schedule B hereto, of the same tenor as the letter referred to in Section 5(a) of this Agreement but modified to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter.
     (z) CFO Certificate. On the date of this Agreement and each Bring-Down Date, the Company will furnish or cause to be furnished to the Manager forthwith a certificate of the Chief Financial Officer of the Company, dated and delivered as of date of this Agreement or the applicable Bring-Down Date, as the case may be, substantially in the form of Schedule F hereto or as otherwise in form and substance satisfactory to the Manager.
     (aa) Deliverable Changes Notice. The Company will advise the Manager immediately after it shall have received notice or obtain knowledge thereof, of any information or fact that would alter or affect any opinion, certificate, letter and other document provided to the Manager pursuant to Section 5 herein.
     5. Conditions of the Obligations of the Manager. The obligations of the Manager hereunder and under any Terms Agreement or Transaction Notice, including with respect to any order submitted to the Manager by the Company to sell Shares or any agreement by the Manager to purchase Shares as principal, are subject to, on the date hereof, at the Time of Acceptance, at the time of commencement of trading on the NASDAQ Global Select Market on each date on which Shares are proposed to be sold pursuant to Section 3(a) hereof, as of each Applicable Time, as of the date of any executed Terms Agreement and as of each Settlement Date, Time of Acceptance and Principal Settlement Date (i) the accuracy of the representations and warranties of the Company herein, (ii) the performance by the Company of its obligations hereunder and (iii) to the following additional conditions precedent:
     (a) Accountants’ Comfort Letters. The Manager shall have received letters of Ernst & Young LLP on the date of this Agreement and on every Bring-Down Date, dated such date, confirming that they are a registered public accounting firm and independent public accountants within the meaning of the Securities Laws and substantially in the form of Schedule B hereto.
     (b) Filing of Prospectus. The Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and the terms of this Agreement. No stop order suspending the effectiveness of the Registration Statement or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Manager, shall be contemplated by the Commission. The Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, and any amendment or supplement thereto, shall not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and no Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.
     (c) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole which, in the judgment of the Manager, is material and adverse and makes it impractical or inadvisable to proceed with the sale of the Shares; (ii) any downgrading in the rating of any debt securities of the Company by any “nationally recognized statistical rating organization” (as such term is defined for purposes of Rule 436(g)(2) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement that the Company has been placed on negative outlook; (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls the effect of which is such as to make it, in the judgment of the Manager, impractical to market or to enforce contracts for the sale of the Shares, whether in the primary market or in respect of dealings in the secondary market; (iv) any suspension or material limitation of trading in securities generally on NASDAQ or the New York Stock Exchange, or any setting of minimum or maximum prices for trading on such exchanges, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (v) any banking moratorium declared by U.S. federal, New York or Ohio authorities; (vi) any major disruption of settlements of securities or clearance services in the United States; or (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of the Manager, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency is such as to make it impractical or inadvisable to market the Shares or to enforce contracts for the sale of the Shares.
     (d) Opinion of Outside Counsel for Company. The Manager shall have received an opinion of Vorys, Sater, Seymour and Pease LLP, counsel to the Company, on the date of this Agreement and on every Bring-Down Date, dated such date, that:
     (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Ohio, with corporate power and authority to own its properties and conduct its business as described in the Prospectus.
     (ii) Each subsidiary of the Company has been duly incorporated and is in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus.
     (iii) The Shares have been duly authorized and, when issued pursuant to this Agreement and any applicable Terms Agreement and delivered against payment of the consideration therefor in accordance with this Agreement and any applicable Terms Agreement, will be validly issued, fully paid and nonassessable; the Shares conform in all material respects to the statements and description thereof contained in the Prospectus; the authorized equity capitalization of the Company conforms in all material respects to the description thereof contained in the Prospectus under the caption “Description of Common Stock”; the shareholders of the Company have no statutory preemptive rights with respect to the Shares; and none of the outstanding shares of capital stock of the Company has been issued in violation of any preemptive or similar rights of any security holder.
     (iv) To the knowledge of such counsel, there are no contracts, agreements or understandings between the Company and any person granting such person registration rights.
     (v) No consent, approval, authorization or order of, or filing with, any person (including any governmental agency or body or any court) is required for the offering, issuance and sale of the Shares as contemplated by the Distribution Agreements and any applicable Terms Agreement, except such as have been obtained or made and such as may be required under applicable state securities laws.
     (vi) The execution, delivery and performance of this Agreement and any applicable Terms Agreement, the issuance and sale of the Shares in compliance with the terms and provisions hereof and any applicable Terms Agreement will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries under (1) any statute, rule, regulation, or any order known to such counsel, of any governmental agency or body or any court having jurisdiction over the Company or any of its subsidiaries or any of their properties, (2) any agreement or instrument known to such counsel to which the Company or any of its subsidiaries is party or by which the Company or any of its subsidiaries is bound or to which any of the properties of the Company or any of its subsidiaries is subject, or (3) the charter or by-laws (or similar organizational documents) of the Company or any such subsidiary (other than with respect to FirstMerit Mortgage Reinsurance Company, Inc., as to which such counsel has reviewed for this purpose only the good standing certificate of such entity), and the Company has full corporate power and authority to authorize, issue and sell the Shares as contemplated by this Agreement and any applicable Terms Agreement, except in the case of clause (2) for such breaches, violations or defaults that would not reasonably be expected to have a Material Adverse Effect.
     (vii) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings known to such counsel against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under the Distribution Agreements, pursuant to any Transaction Notice or any applicable Terms Agreement, or which are otherwise material in the context of the sale of the Shares; and, to such counsel’s knowledge, no such actions, suits or proceedings are threatened or contemplated.
     (viii) This Agreement and any applicable Terms Agreement have been duly authorized, executed and delivered by the Company.

     (ix) The Registration Statement has become effective under the Act, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein in the manner and within the time period required by Rule 424 and in compliance with Rule 430B, and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act.
     (x) The descriptions in the Registration Statement and the Prospectus of statutes, legal matters, agreements, proceedings and other documents are accurate and fair summaries thereof and present the information required to be shown.
     (xi) To such counsel’s knowledge, neither the Company nor any of its subsidiaries (other than with respect to FirstMerit Mortgage Reinsurance Company, Inc., as to which such counsel has reviewed for this purpose only the good standing certificate of such entity) is in violation of its charter or by-laws (or similar organizational documents) and no default (or event which, with the giving of notice or lapse of time would be a default) has occurred in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or filed or incorporated by reference as an exhibit to the Registration Statement.
     (xii) The Registration Statement, as of each Applicable Time relating to the Shares, and the Prospectus, as of the date of this Agreement and any applicable Terms Agreement, and any amendment or supplement to the Prospectus, as of its date, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations.
     (xiii) The Company is not, and after giving effect to the offerings and sales of the Shares contemplated by the Distribution Agreements and the application of the proceeds thereof as described in the Prospectus will not be, an “investment company” as such term is defined in the Investment Company Act.
     On each Bring-down Date that relates to a sale of Shares under this Agreement, the Manager shall also have received an opinion of Vorys, Sater, Seymour and Pease LLP, counsel to the Company, dated such date, of the same tenor as the opinion referred to in Section 5(d) of this Agreement, modified to relate also to the General Disclosure Package.
     In addition, the Manager shall have received a letter of Vorys, Sater, Seymour and Pease LLP, counsel to the Company, on the date of this Agreement and each Bring-Down Date, dated such date, that: during the course of such counsel’s participation in the preparation of the Registration Statement and the Prospectus and the amendments thereto, nothing has come to the attention of such counsel that has caused it to believe or given it reason to believe that any part of the Registration Statement, as of each Effective Time relating to the Shares and as of any Settlement Date, or any amendment to the Registration Statement, as of its effective time or as of such Settlement Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of this Agreement and as of any Settlement Date, or any amendment or supplement to the Prospectus, as of its date and as of any Settlement Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. On each Bring-down Date that relates to a sale of Shares under this Agreement, the letter shall also include that such counsel has no reason to believe that the General Disclosure Package contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (e) Opinion of In-House Counsel for Company. The Manager shall have received an opinion of Judith A. Steiner, Executive Vice President, General Counsel and Secretary of the Company, on the date of this Agreement and on every Bring-Down Date, dated such date, that:
     (i) The Company is duly qualified to do business as a foreign corporation in good standing in all jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.
     (ii) To the knowledge of such counsel, after due inquiry, there are no contracts, agreements or understandings between the Company and any person granting such person registration rights.
     (iii) The capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.
     (iv) All of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable.
     (v) The capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from any perfected security interest.
     (vi) To the knowledge of such counsel, after due inquiry, there are no legal or governmental proceedings required to be described in the Prospectus that are not described as required or no contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.
     (vii) The Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, charges, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them and the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no terms or provisions that would materially interfere with the use made or to be made thereof by them.

     On each Bring-down Date that relates to a sale of Shares under this Agreement, the Manager shall also have received an opinion of Judith A. Steiner, in-house counsel to the Company, dated such date, of the same tenor as the opinion referred to in Section 5(e) of this Agreement, modified to relate also to the General Disclosure Package.
     (f) The Manager shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Manager, on the date of this Agreement and on every Bring-Down Date, such opinion or opinions, dated such date, with respect to such matters as the Manager may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.
     (g) The Manager shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, on the date of this Agreement and on every Bring-Down Date, dated such date, in which such officers, on behalf of the Company, shall state that: the representations and warranties of the Company in this Agreement and any Terms Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such date; no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to the best of their knowledge and after reasonable investigation, are contemplated by the Commission; and, subsequent to the date of the most recent financial statements included in or incorporated by reference into the Registration Statement and the General Disclosure Package, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Registration Statement and the General Disclosure Package or as described in such certificate.
     (h) Listing. The Shares shall have been approved for listing on the NASDAQ Global Select Market, subject only to notice of issuance at or prior to each Settlement Date.
     (i) Actively-Traded Security. The Common Stock shall be an “actively-traded security” excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.
     (j) Rule 424 Filings. All filings with the Commission required by Rule 424 under the Act to have been filed by the Settlement Date or the Principal Settlement Date, as the case may be, shall have been made within the applicable time period prescribed for such filing by Rule 424.
     (k) CFO Certificate. The Manager shall have received a certificate of the Chief Financial Officer of the Company, on the date of this Agreement and on every Bring-Down Date, dated such date substantially in the form of Schedule F hereto or as otherwise in form and substance satisfactory to the Manager.

     (l) Other Documents. The Manager shall have received such other documents from the Company as the Manager shall have reasonably requested.
     The Company will furnish the Manager with such conformed copies of such opinions, certificates, letters and documents as the Manager reasonably requests. The Manager may in its sole discretion waive compliance with any conditions to the obligations of the Manager hereunder.
     6. Indemnification and Contribution. (a) Indemnification of the Manager. The Company will indemnify and hold harmless the Manager, its partners, members, directors, officers, employees, managers, affiliates and each person, if any, who controls the Manager within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each, an “Indemnified Party”), against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject, under the Act, the Exchange Act, other federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of the Registration Statement at any time, any Prospectus as of any time, any Issuer Free Writing Prospectus, or any “road show” (as defined in Rule 433 under the Act) not constituting an Issuer Free Writing Prospectus (a “Non-Prospectus Road Show”), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending against any loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Indemnified Party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by the Manager specifically for use therein, it being understood and agreed that the only such information furnished by the Manager consists of the information described as such in subsection (b) below.
     (b) Indemnification of Company. The Manager will indemnify and hold harmless the Company, each of its directors who signs a Registration Statement and each of its officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each, a “Manager Indemnified Party”), against any losses, claims, damages or liabilities to which such Manager Indemnified Party may become subject, under the Act, the Exchange Act, other federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of the Registration Statement at any time, any Prospectus as of any time, or any Issuer Free Writing Prospectus or any Non-Prospectus Road Show or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Manager specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by such Manager Indemnified Party in connection with investigating or defending against any such loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Manager Indemnified Party is a party thereto), whether threatened or commenced, based upon any such untrue statement or omission, or any such alleged untrue statement or omission as such expenses are incurred, it being understood and agreed that the only such information furnished by the Manager consists of the following information in the Prospectus furnished on behalf of the Manager: the last sentence of the first paragraph under “Plan of Distribution” in the Prospectus Supplement. The Company and the Manager acknowledge that no information has been furnished to the Company by the Manager for use in any Non-Prospectus Road Show.
     (c) Actions against Parties; Notification. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if such indemnified party shall have been advised by counsel that there are one or more defenses available to it that are in conflict with those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party), the reasonable fees and expenses of such indemnified party’s counsel shall be borne by the indemnifying party. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) at any time for any indemnified party in connection with any one action or separate but substantially similar or related actions arising in the same jurisdiction out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.
     (d) Contribution. If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Manager on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Manager on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Manager on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total commissions received by the Manager from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Manager and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Manager shall be required to contribute any amount in excess of the amount by which the total price at which the Shares sold by it and distributed to the public exceeds the amount of any damages which the Manager has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Company and the Manager agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d).
     7. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the Manager set forth in or made pursuant to this Agreement, any Transaction Notice or any Terms Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Manager, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Shares. If any Shares have been sold hereunder, the representations and warranties in Section 2 and all obligations under Section 4 shall also remain in effect.
     8. Termination. (a) The Company shall have the right, by giving written notice as hereinafter specified, to terminate the provisions of this Agreement relating to the solicitation of offers to purchase the Shares in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that (i) if any of the Shares have been sold through the Manager for the Company, then Section 4(k) shall remain in full force and effect, (ii) with respect to any pending sale, through the Manager for the Company, the obligations of the Company, including in respect of compensation of the Manager, shall remain in full force and effect notwithstanding the termination and (iii) the provisions of Section 4(d), 6, 7, 8, 9, 10, 11 and 12 of this Agreement shall remain in full force and effect notwithstanding such termination.
     (b) In the case of any sale by the Company pursuant to a Terms Agreement, the obligations of the Company pursuant to such Terms Agreement and this Agreement may not be terminated by the Company without the prior written consent of the Manager.
     (c) The Manager shall have the right, by giving written notice as hereinafter specified, to terminate the provisions of this Agreement relating to the solicitation of offers to purchase the Shares in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4(d), 6, 7, 10, 11 and 12 of this Agreement shall remain in full force and effect notwithstanding such termination.
     (d) This Agreement shall remain in full force and effect unless terminated pursuant to Sections 8(a) or (c) above or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement shall in all cases be deemed to provide that Section 4(d), Section 6 and Section 7 shall remain in full force and effect.
     (e) Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by the Manager or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of the Shares, such sale shall settle in accordance with the provisions of Section 3(f) of this Agreement.
     9. Research Independence. The Company acknowledges that the Manager’s research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that the Manager’s research analysts may hold and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their investment bankers. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Manager with respect to any conflict of interest that may arise from the fact that the views expressed by the Manager’s independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by the Manager’s investment banking divisions. The Company acknowledges that the Manager is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own accounts or the accounts of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by the Distribution Agreements and any Terms Agreement.
     10. Notices. All communications hereunder, and pursuant to any Transaction Notice or under any Terms Agreement will be in writing and mailed, delivered or telegraphed and confirmed to the Manager at RBC Capital Markets Corporation, Three World Financial Center, 200 Vesey Street, 9th Floor, New York, New York 10281-8098, Attention: LCD-IBD, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at FirstMerit Corporation, III Cascade Plaza, 7th Floor, Akron, Ohio 44308, Attention: Judith A. Steiner, Executive Vice President, General Counsel and Secretary.
     11. Successors. This Agreement, any Transaction Notice and any Terms Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 6, and no other person will have any right or obligation hereunder.
     12. Counterparts. This Agreement, any Transaction Notice and any Terms Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.
     13. Absence of Fiduciary Relationship. The Company acknowledges and agrees that:
     (a) No Other Relationship. The Manager has been retained solely to act as sales agent and/or principal in connection with the purchase and sale of Shares and that no fiduciary, advisory or agency relationship between the Company and the Manager has been created in respect of any of the transactions contemplated by the Distribution Agreements, any Transaction Notice, any Terms Agreement or the Prospectus, irrespective of whether the Manager has advised or is advising the Company on other matters or any oral representations or assurances previously or subsequently made by the Manager;
     (b) Arm’s-Length Negotiations. The Manager is not acting as advisor, expert or otherwise, to the Company, including, without limitation, with respect to the determination of the sales price of the Shares. The sales price of the Shares set forth in this Agreement, any Transaction Notice or any Terms Agreement was established by the Company following discussions and arm’s-length negotiations with the Manager, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by the Distribution Agreements, any Transaction Notice or any Terms Agreement;
     (c) Absence of Obligation to Disclose. The Company has been advised that the Manager and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Manager has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and
     (d) Waiver. The Company waives, to the fullest extent permitted by law, any claims it may have against the Manager for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Manager shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including shareholders, employees or creditors of the Company.
     14. Applicable Law. This Agreement and any Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. The Company hereby submits to the non-exclusive jurisdiction of the federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement, any Transaction Notice, any Terms Agreement or the transactions contemplated hereby. The Company irrevocably and unconditionally waives any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement, any Transaction Notice, any Terms Agreement or the transactions contemplated hereby in federal and state courts in the Borough of Manhattan in The City of New York and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum.
     Each of the Manager and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement, any Transaction Notice and any Terms Agreement.
[Remainder of Page Intentionally Left Blank]

     If the foregoing is in accordance with the Manager’s understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the Manager in accordance with its terms.

Very truly yours, FirstMerit Corporation
By:	/s/ Judith A. Steiner
	Name:	Judith A. Steiner
	Title:	Executive Vice President, General Counsel and Secretary

The foregoing Distribution Agency Agreement is hereby confirmed and accepted as of the date first above written. RBC Capital Markets Corporation
By:	/s/ Jerry Wiant
	Name:	Jerry Wiant
	Title:	Managing Director

SCHEDULE A
1.	General Use Free Writing Prospectuses (included in the General Disclosure Package)
“General Use Issuer Free Writing Prospectus” includes each of the following documents:
None
2.	Other Information Included in the General Disclosure Package
The following information is also included in the General Disclosure Package:
None

SCHEDULE B
     The Manager shall have received letters, dated, respectively, the date hereof and the date of the Distribution Agency Agreement, of              confirming that they are a registered public accounting firm and independent public accountants within the meaning of the Securities Laws to the effect that:
     (i) in their opinion the audited consolidated financial statements and schedules examined by them and included in the Registration Statements and the General Disclosure Package comply as to form in all material respects with the applicable accounting requirements of the Securities Laws;
     (ii) [Insert, if unaudited interim financial statements are included or incorporated in the Registration Statement — with respect to the period(s) covered by the unaudited quarterly consolidated financial statements included in the Registration Statement and the General Disclosure Package, they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in AU 722, Interim Financial Information, on the unaudited quarterly consolidated financial statements (including the noted thereto) of the Company and its consolidated subsidiaries included in the Registration Statement and the General Disclosure Package, and have made inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its consolidated subsidiaries as to whether such unaudited quarterly consolidated financial statements comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published rules and regulations;] they have read [insert, if applicable—the latest unaudited monthly consolidated financial statements (including the notes thereto) [and the supplementary summary unaudited financial information] of the Company and its consolidated subsidiaries made available by the Company] and the minutes of the meetings of the stockholders, Board of Directors and committees of the Board of Directors of the Company; and have made inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its consolidated subsidiaries as to whether the unaudited monthly financial statements are stated on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement and General Disclosure Package; and on the basis thereof, nothing came to their attention which caused them to believe that:
     [(A) the unaudited financial statements included in the Registration Statement or the General Disclosure Package do not comply as to form in all material respects with the applicable accounting requirements of the Securities Laws, or that any material modifications should be made to the unaudited quarterly consolidated financial statements for them to be in conformity with generally accepted accounting principles;]

     —(A)—(B)—with respect to the period subsequent to the date of the most recent unaudited quarterly consolidated financial statements included in the General Disclosure Package, at a specified date at the end of the most recent month, there were any increases in the short-term debt or long-term debt of the Company and its consolidated subsidiaries, or any change in stockholders’ equity or the consolidated capital stock of the Company and its consolidated subsidiaries or any decreases in the net current assets or net assets of the Company and its consolidated subsidiaries, as compared with the amounts shown on the latest balance sheet included in the General Disclosure Package; or for the period from the day after the date of the most recent unaudited quarterly consolidated financial statements for such entities included in the General Disclosure Package to such specified date, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net sales—,—or—net operating income—,—or in the total or per share amounts of consolidated [If applicable, insert—income before extraordinary items or] net income of the Company and its consolidated subsidiaries, except for such changes, increases or decreases set forth in such letter which the General Disclosure Package discloses have occurred or may occur;
     (iii) With respect to any period as to which officials of the Company have advised that no consolidated financial statements as of any date or for any period subsequent to the specified date referred to in (ii)(B) [redesignate as (ii)(A) if clause (A) is omitted and clause (B) is redesignated as (A)] above are available, they have made inquiries of certain officials of the Company who have responsibility for the financial and accounting matters of the Company and its consolidated subsidiaries as to whether, at a specified date not more than three business days prior to the date of such letter, there were any increases in the short-term debt or long-term debt of the Company and its consolidated subsidiaries, or any change in stockholders’ equity or the consolidated capital stock of the Company and its consolidated subsidiaries or any decreases in the net current assets or net assets of the Company and its consolidated subsidiaries, as compared with the amounts shown on the most recent balance sheet for such entities included in the General Disclosure Package; or for the period from the day after the date of the most recent unaudited quarterly financial statements for such entities included in the General Disclosure Package to such specified date, there were any decreases, as compared with the corresponding period in the preceding year, in net sales—,—or—net operating income —,—or in the total or per share amounts of consolidated [If applicable, insert—income before extraordinary items or] net income of the Company and its consolidated subsidiaries and, on the basis of such inquiries and the review of the minutes described in paragraph (ii) above, nothing came to their attention which caused them to believe that there was any such change, increase, or decrease, except for such changes, increases or decreases set forth in such letter which the General Disclosure Package discloses have occurred or may occur; and

     (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial and statistical information contained in the Registration Statement, each Issuer Free Writing Prospectus (other than any Issuer Free Writing Prospectus that is an “electronic road show,” as defined in Rule 433(h)) and the General Disclosure Package (in each case to the extent that such dollar amounts, percentages and other financial and statistical information are derived from the general accounting records of the Company and its subsidiaries or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial and statistical information to be in agreement with such results.
     All financial statements and schedules included in material incorporated by reference into the Registration Statement or the General Disclosure Package shall be deemed included in the Registration Statement or the General Disclosure Package for purposes of this Schedule.
     [Consider adding clauses for other data included in the Registration Statements or General Disclosure Package appropriate in the particular case, such as pro forma computations of earnings per share or of the ratio of earnings to fixed charges or condensed or pro forma balance sheets or earnings statements. In appropriate cases, consideration should be given to seeking an examination report or a review report on pro forma financial information in accordance with AICPA Statement on Standards for Attestation Engagements No. 1, “Reporting on Pro Forma Financial Statements.” (AICPA Professional Standards, vol. 1, AT sec. 300). If “capsule” information as to recent earnings is included, coverage of the related financial statements should be obtained, if practicable, on a basis comparable to that provided for unaudited financial statements in the General Disclosure Package. If there are other accountants for certain of the financial statements or portions thereof, modify the preceding subsection accordingly and insert a similar subsection as to the other accountants.]

SCHEDULE C
Authorized officers of the Company:
Paul G. Greig, Chairman, President and Chief Executive Officer
Terrence E. Bichsel, Executive Vice President and Chief Financial Officer
Mark DuHamel, Executive Vice President and Treasurer
Judith A. Steiner, Executive Vice President, General Counsel and Secretary
Wayne Becker, Senior Vice President — Portfolio Manager

SCHEDULE D
[Form of Transaction Notice]
TRANSACTION NOTICE
RBC Capital Markets Corporation
Three World Financial Center
200 Vesey Street, 9th Floor
New York, NY 10281-8098
____________, 20__
Notice is made pursuant to the Distribution Agency Agreement, dated as of March 3, 2010 (the “Agreement”), between RBC Capital Markets Corporation (the “Manager”) and FirstMerit Corporation (“FirstMerit”), relating to the issuance and sale of FirstMerit’s common stock, no par value (“Common Stock”), on the terms set forth therein (the “Shares”). Unless otherwise defined below, capitalized terms defined in the Agreement shall have the same meanings when used herein.
FirstMerit hereby confirms that (i) it is not, nor could it be deemed to be, in possession of non-public information material to FirstMerit and its subsidiaries taken as a whole, (ii) all of the representations and warranties made by FirstMerit in the Agreement are true and correct as of the date hereof, (iii) the maximum number of Shares to be sold below, together with the aggregate outstanding shares of Common Stock and the maximum number of shares of Common Stock reserved by FirstMerit for issuance for other purposes, does not exceed the total number of shares of Common Stock authorized by the FirstMerit charter and the gross sales price of the Shares to be sold below, together with the aggregate gross sales price of the Shares previously sold or directed to be sold pursuant to the Distribution Agreements, does not exceed the Maximum Amount, (iv) in accordance with the resolutions of the executive committee of the board of directors of FirstMerit adopted on March 1, 2010 (the “Resolutions”), the undersigned is a duly authorized pricing officer designated thereunder with the power and authority to approve the issuance and sale of Shares within the parameters set forth below, and (v) the Resolutions have not been modified or rescinded and remain in full force and effect.

FirstMerit hereby requests that the Manager use its reasonable efforts to engage in the following transaction:

Maximum number of Shares to be sold:

Minimum price at which Shares may be sold:

Date(s) on which Shares may be sold:

Sincerely, FirstMerit Corporation
By:
	Name:	Wayne Becker
	Title:	Sr. Vice President — Portfolio Manager

RBC CAPITAL MARKETS CORPORATION
By:
Name:
Title:

SCHEDULE E
[Form of Terms Agreement]
TERMS AGREEMENT
____________, 20__
RBC Capital Markets Corporation
Three World Financial Center
200 Vesey Street, 9th Floor
New York, NY 10281-8098
Dear Sirs:
     FirstMerit Corporation, an Ohio corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the Distribution Agency Agreement, dated March 3, 2010 (the “Distribution Agreement”), between the Company and RBC Capital Markets Corporation (the “Manager”), to issue and sell to the Manager the securities specified in the Schedule hereto (the “Purchased Securities”) [, and solely for the purpose of covering over-allotments, to grant to the Manager the option to purchase the additional securities specified in the Schedule hereto (the “Additional Securities”)]. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Distribution Agreement.
     [The Manager shall have the right to purchase from the Company all or a portion of the Additional Securities as may be necessary to cover over-allotments made in connection with the offering of the Purchased Securities, at the same purchase price per share to be paid by the Manager to the Company for the Purchased Securities. This option may be exercised by the Manager at any time (but not more than once) on or before the thirtieth day following the date hereof, by written notice to the Company. Such notice shall set forth the aggregate number of shares of Additional Securities as to which the option is being exercised, and the date and time when the Additional Securities are to be delivered (such date and time being herein referred to as the “Option Settlement Date”); provided, however, that the Option Settlement Date shall not be earlier than the Settlement Date (as set forth in the Schedule hereto) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. Payment of the purchase price for the Additional Securities shall be made at the Option Settlement Date in the same manner and at the same office as the payment for the Purchased Securities.]
     Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Manager, as agent of the Company, of offers to purchase securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Each of the representations, warranties and agreements set forth therein shall be deemed to have been made as of the date of this Terms Agreement and the Settlement Date [and any Option Settlement Date].

     An amendment to the Registration Statement (as defined in the Distribution Agreement), or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities [and the Additional Securities], in the form heretofore delivered to the Manager is now proposed to be filed with the Securities and Exchange Commission.
     Subject to the terms and conditions set forth herein and in the Distribution Agreement, which are incorporated herein by reference, the Company agrees to issue and sell to the Manager and the latter agrees to purchase from the Company the Purchased Securities at the time and place and at the purchase price set forth in the Schedule hereto.
     Notwithstanding any provision of this Terms Agreement or any terms agreement to the contrary, the Company consents to the Manager trading in the Common Stock for the Manager’s own account and for the account of its clients at the same time as sales of the Shares occur pursuant to this Terms Agreement.

     If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, whereupon this Terms Agreement, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between the Manager and the Company.

FIRSTMERIT CORPORATION
By:
Name:
Title:

Accepted and agreed as of the date first above written: RBC CAPITAL MARKETS CORPORATION
By:
Name:
Title:

Schedule to Terms Agreement
Title of Purchased Securities [and Additional Securities]:
     Common Stock, no par value
Number of Shares of Purchased Securities:
     [•]
[Number of Shares of Additional Securities:]
     [•]
[Price to Public:]
     [•]
Purchase Price by the Manager:
     [•]
Method of and Specified Funds for Payment of Purchase Price:
     [By wire transfer to a bank account specified by the Company in same day funds.]
Method of Delivery:
[To the Manager’s account, or the account of the Manager’s designee, at The Depository Trust Company via DWAC in return for payment of the purchase price.]
Settlement Date:
     [•], 2009
Closing Location:
     [•]
Documents to be Delivered:
The following documents referred to in the Distribution Agreement shall be delivered as a condition to the closing (which documents shall be dated on or as of the date of the Terms Agreement to which this Scheduled is annexed):
(1)	the officers’ certificate referred to in Section 5(f)

(2)	the opinions and negative assurance letter referred to in Section 5(e);

(3)	the “comfort” letters referred to in Section 5(a);

(4)	the opinion and negative assurance letter referred to in Section 5(d); and

(5)	such other documents as the Manager shall reasonably request.
[Lockup:]
     [•]

SCHEDULE F
[Form of CFO Certificate]
FIRSTMERIT CORPORATION
CHIEF FINANCIAL OFFICER’S CERTIFICATE
March 3, 2010
     Reference is made to (i) the distribution agency agreement (the “Credit Suisse Distribution Agreement”), dated the date hereof, between FirstMerit Corporation, an Ohio corporation (the “Company”), and Credit Suisse Securities (USA) LLC, as sales agent and/or principal (“Credit Suisse”), relating to the issue and sale from time to time through Credit Suisse, of shares of its common stock, no par value (the “Common Stock”), on the terms set forth therein and (ii) the distribution agency agreement (the “RBC Distribution Agreement,” and together with the Credit Suisse Distribution Agreement, the “Distribution Agreements”) dated the date hereof between the Company and RBC Capital Markets Corporation, as sales agent and/or principal (“RBC,” and together with Credit Suisse, the “Managers”), relating to the issue and sale from time to time through RBC, of shares of its Common Stock, on the terms set forth therein. Reference is also made to the comfort letter (the “Comfort Letter”) of Ernst & Young LLP, dated the date hereof.
     I, Terrence E. Bichsel, Executive Vice President and Chief Financial Officer of the Company, hereby certify, in the name and on behalf of the Company, that:
     1. I, or persons under my supervision, have reviewed the information circled by the Managers on the attached selected pages from the Company’s:
(a)	Annual Report on Form 10-K for the year ended December 31, 2009; and

(b)	Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 22, 2010.
     2. I, or persons under my supervision, have compared (a) each financial item circled on the attached selected pages of the prospectus supplement, dated March 3, 2010, filed with the SEC on March 3, 2010 (the “Prospectus Supplement”), and to the accompanying prospectus, dated February 6, 2009 (together with the Prospectus Supplement, the “Prospectus”), which form a part of the Registration Statement on Form S-3ASR (File No. 333-157163) (the “Registration Statement”), filed with the SEC on February 6, 2009 (including the documents incorporated by reference therein) with the amount included in or accurately derived from the Company’s accounting or financial records or a schedule or report prepared by management from the Company’s accounting or financial records and found them to be in agreement, and (b) each item (other than those items referenced in clause (a) of this paragraph 2) circled on the attached selected pages of the Prospectus and Registration Statement (including the documents incorporated by reference therein) with the amount included in or accurately derived from the Company’s administrative systems and books and records and found them to be in agreement.
     This certificate is being furnished to the Managers to assist the Managers in conducting and documenting their investigation of the affairs of the Company in connection with the offer and sale from time to time through the Managers, as sales agents and/or principals, of a number of shares of Common Stock having a gross sales price of up to $150,000,000.
[Remainder of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, I have executed this Certificate as of the date first set forth above.

FIRSTMERIT COPRORATION
By:
	Name:	Terrence E. Bichsel
	Title:	Executive Vice President and Chief Financial Officer
[Signature Page to CFO Certificate]